[Logo  MFS(R)                                                  Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R)/Foreign & Colonial Emerging Markets Equity Series
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R) Investment Management(SM)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
Arnab Kumar Banerji*
Jeffrey Chowdhry*                                   For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------


LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan has been a particularly major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998


MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of -12.65% (including the reinvestment of any distributions). This compares to returns of -17.00% for the Lipper Emerging Markets Funds Index and -18.86% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. It is not possible to invest directly in an index.

The emerging markets have continued to be quite volatile due to the Asian crisis, which has led to worries over its spreading to other regions. Among the primary causes for this crisis were high levels of foreign borrowing by both the government and corporate sectors, poor returns on investments, overvalued currencies pegged to the U.S. dollar, and high equity prices. This has caused some roller-coaster stock market performances in countries such as Brazil, Turkey, and Russia. The Asian crisis and the economic health of Japan led to tightening liquidity in the region, although in recent months the situation has eased due to financial assistance from international aid agencies such as the International Monetary Fund (the IMF).

Although we believe the crisis will take several years to be resolved fully, we are seeing the first signs of a recovery in the willingness of governments in the region to undertake structural reform with the help of the IMF. The next stage will be to recapitalize the banking sector and encourage corporate bankruptcies. Foreign capital will then begin to move back into the region, although we also expect significant political change following the precedent set by the resignation of President Suharto in Indonesia.

Given this environment, we have kept a low weighting in Southeast Asia (taking positions down to zero in Indonesia, the Philippines, and Malaysia), preferring to overweight Eastern Europe, the Middle East, and Latin America. Specifically, our exposure to Brazil, Mexico, and Egypt has helped performance, while our exposure to markets in Hong Kong, China, and Poland has hindered performance. However, we are still finding what we believe are interesting companies in Hong Kong, China, and India.

Turning to other markets, Latin America initially benefited from the Asian crisis as international investors turned toward the region. More recently, the currency crisis in Asia has led to worries about the Mexican peso and the privatization program in Brazil. The medium-term outlook for the region looks encouraging because economies have reduced their structural imbalances and the banking sector has recapitalized.

Among other emerging markets, the European, Middle Eastern, and African regions (EMEA) remain our favorite areas. Although Portugal looks expensive following its spectacular rise, Egypt remains an excellent value, and we have added significantly to our positions in South Africa because we expect inflation and interest rates there to gradually decline during the year.

Looking ahead, we believe that at current levels emerging markets are very attractive compared with developed markets, although we remain cautious on Asia, neutral on Latin America, and positive on the EMEA region.

    Respectfully,
/s/ Arnab Kumar Banerji               /s/ Jeffrey Chowdhry
    Arnab Kumar Banerji                   Jeffrey Chowdhry
    Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


PORTFOLIO MANAGERS' PROFILES

Arnab Kumar Banerji is Chief Investment Officer of Foreign & Colonial Management Ltd. and portfolio manager of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund. He also manages the emerging markets portion of MFS(R) World Growth Fund, the Emerging Markets Equity Series, and the emerging markets portion of the World Growth Series offered through MFS(R)/Sun Life annuity products, and MFS(R)/Foreign & Colonial Emerging Markets Equity Series, part of MFS(R) Variable Insurance Trust(SM). Dr. Banerji was born in India in 1956. He earned degrees in physiology and medicine from Oxford University before entering the investment management business with J. Henry Schroder Wagg in London. He left that firm to become a research analyst and later director of Nomura Securities. He joined Citibank, initially as head of equity research at Citibank Scrimgeour Vickers, before moving to Citibank Global Asset Management to set up their emerging markets operation, which he headed until 1993 when he joined Foreign & Colonial.

Jeffrey Chowdhry is a director of Foreign & Colonial Emerging Markets Ltd. and portfolio manager of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund, and the Emerging Markets Equity Series offered through MFS(R)/Sun Life annuity products and MFS(R) Variable Insurance Trust(SM). He also manages the emerging markets portion of MFS(R) World Growth Fund and the World Growth Series offered though MFS(R)/Sun Life annuity products. Mr. Chowdhry is head of the department at Foreign & Colonial that invests in Eastern Europe, the Middle East, Africa, and South Asia. Mr. Chowdhry began his career as an investment analyst in 1982, joining Royal Insurance PLC in 1985 as a fund manager before joining BZW Investment Management in 1987, where he was a Director in their emerging markets division. He joined Foreign & Colonial Emerging Markets in 1994 to head the Indian sub-continent desk and manage a fund investing in India. He has managed investments in the United States, Europe, Latin America and Asia. Mr. Chowdhry holds a bachelor's degree in economics from Brunel University and a Master of Business Administration degree from Kingston Business School in England.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:                     Seeks capital appreciation.

Commencement of
investment operations:         October 16, 1997

Size:                          $1.7 million net assets as of June 30, 1998


PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results for the applicable time periods.

CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                                      6 Months    10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return                                -12.65%          -21.39%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, October 16, 1997, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Stocks - 84.6%
------------------------------------------------------------------------------------------------------
Issuer                                                                     Shares                Value
------------------------------------------------------------------------------------------------------
Argentina - 3.8%
  Siderca S.A. (Steel)                                                     14,000           $   23,803
  Telecom Argentina S.A. ADR (Telecommunications)                           1,350               40,247
                                                                                            ----------
                                                                                            $   64,050
------------------------------------------------------------------------------------------------------
Brazil - 11.9%
  Centrais Eletricas Brasileiras S.A. ADR (Utilities - Electric)            1,380           $   18,961
  Centrais Geradoras Sul Do Bras ADR (Utilities - Electric)*                  138                  984
  Light Servicos de Electricidad S.A. (Utilities - Electric)              149,000               45,737
  Petroleo Brasileiro S.A. (Oils)                                           3,500               64,750
  Telecomunicacoes Brasileiras S.A., ADR (Telecommunications)                 640               69,880
                                                                                            ----------
                                                                                            $  200,312
------------------------------------------------------------------------------------------------------
China - 5.3%
  Guangdong Kelon Electric Holdings (Consumer Goods and  Services)         32,000           $   25,198
  Huaneng Power International Inc., ADR (Utilities -
    Electric)*                                                              2,540               34,131
  Wuxi Little Swan Co., Ltd. (Appliances)                                  33,000               29,352
                                                                                            ----------
                                                                                            $   88,681
------------------------------------------------------------------------------------------------------
Egypt - 4.5%
  Suez Cement Co. (Construction)                                              850           $   15,738
  Suez Cement Co., GDR (Construction)##                                     3,330               60,440
                                                                                            ----------
                                                                                            $   76,178
------------------------------------------------------------------------------------------------------
Greece - 3.8%
  Attica Enterprises S.A., GDR (Transportation)                             3,720           $   53,655
  Hellenic Bottling (Beverages)                                               340               10,500
                                                                                            ----------
                                                                                            $   64,155
------------------------------------------------------------------------------------------------------
Hong Kong - 1.1%
  New World Development Co. (Real Estate)*                                 10,000           $   19,364
------------------------------------------------------------------------------------------------------
Hungary - 2.6%
  Gedeon Richter Ltd. (Pharmaceuticals)*##                                    560           $   44,240
------------------------------------------------------------------------------------------------------
India - 6.2%
  Mahanagar Telephone Nigam Ltd., GDR
    (Telecommunications)*##                                                 2,100           $   21,997
  Reliance Industries Ltd. GDR (Conglomerate)##                             4,000               25,600
  State Bank of India, GDR (Bank and Credit Cos.)##                         2,350               27,025
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                     2,950               30,090
                                                                                            ----------
                                                                                            $  104,712
------------------------------------------------------------------------------------------------------
Israel - 2.2%
  Makhteshim-Agan Industries Ltd. (Chemicals)*                             11,771           $   37,486
------------------------------------------------------------------------------------------------------
Mauritius - 2.6%
  State Bank of Mauritius Ltd. (Banks and Credit Cos.)                     65,000           $   43,512
------------------------------------------------------------------------------------------------------
Mexico - 7.3%
  Grupo Carso S.A. de C.V. (Conglomerate)                                   2,700           $   21,276
  Grupo Financiero Banamex, "B" (Finance)*                                 22,000               42,887
  Grupo Television S.A. de C.V., GDR (Entertainment)*                       1,550               58,319
                                                                                            ----------
                                                                                            $  122,482
------------------------------------------------------------------------------------------------------
Pakistan - 0.7%
  Hub Power Co. Ltd., GDR (Utilities - Electric)*                           1,635           $   11,396
------------------------------------------------------------------------------------------------------
Peru - 2.2%
  Ferreyros S.A. (Construction)                                            27,500           $   37,154
------------------------------------------------------------------------------------------------------
Poland - 5.5%
  Bank Handlowy W. Warszawie, GDR (Banks and Credit  Cos.)*##               4,850           $   92,635
------------------------------------------------------------------------------------------------------
Portugal - 3.6%
  Mota e Companhia S.A. (Construction)                                      1,400           $   23,623
  Portugal Telecom S.A. (Utilities - Telephone)                               700               37,061
                                                                                            ----------
                                                                                            $   60,684
------------------------------------------------------------------------------------------------------
Russia - 5.0%
  Rostelecom, ADR (Telecommunications)*                                     1,940           $   25,947
  Vimpel Communications, ADR (Telecommunications)*                          1,025               45,869
  Unified Energy Systems, GDR (Utilities - Electric)*                         900               11,610
                                                                                            ----------
                                                                                            $   83,426
------------------------------------------------------------------------------------------------------
South Africa - 9.2%
  JD Group Ltd. (Stores)*                                                   8,799           $   58,513
  Real Africa Durolink Holdings Ltd. (Conglomerate)*                        2,619                4,847
  Real Africa Holdings Ltd. (Conglomerate)                                 26,519               91,049
                                                                                            ----------
                                                                                            $  154,409
------------------------------------------------------------------------------------------------------
Taiwan - 2.1%
  Fubon Insurance Ltd., GDR (Insurance)*##                                  1,985           $   34,489
------------------------------------------------------------------------------------------------------
Thailand - 0.5%
  Thai Farmers Bank (Banks and Credit Cos.)                                 9,000           $    7,982
------------------------------------------------------------------------------------------------------
Turkey - 4.5%
  Akbank (Banks and Credit Cos.)*                                       2,350,065           $   75,920
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,789,226)                                                  $1,423,267
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 14.3%
------------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                              (000 Omitted)
------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 7/01/98, at
    Amortized Cost                                                           $240           $  240,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,029,226)                                             $1,663,267

Other Assets, Less Liabilities - 1.1%                                                           18,616
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $1,681,883
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,029,226)               $1,663,267
  Cash                                                                     659
  Foreign currency, at value (identified cost, $10,418)                 10,146
  Receivable for Fund shares sold                                        4,794
  Dividends receivable                                                   2,264
  Receivable from investment advisor                                     1,316
  Deferred organization expenses                                         7,881
                                                                    ----------
      Total assets                                                  $1,690,327
                                                                    ----------
Liabilities:
  Payable to affiliate for management fee                           $      173
  Accrued expenses and other liabilities                                 8,271
                                                                    ----------
      Total liabilities                                             $    8,444
                                                                    ----------
Net assets                                                          $1,681,883
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $2,083,759
  Unrealized depreciation on investments                              (366,229)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                  (50,035)
  Accumulated undistributed net investment income                       14,388
                                                                    ----------
      Total                                                         $1,681,883
                                                                    ==========
Shares of beneficial interest outstanding                             214,096
                                                                      =======
Net asset value per share
  (net assets of $1,681,883 / 214,096 shares of beneficial
  interest outstanding)                                               $7.86
                                                                      =====

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $   3,886
    Dividends                                                            23,389
    Foreign taxes withheld                                               (1,155)
                                                                      ---------
      Total investment income                                         $  26,120
                                                                      ---------
  Expenses -
    Management fee                                                    $   9,761
    Administrative fee                                                      117
    Trustee compensation                                                  1,356
    Shareholder servicing agent fee                                         270
    Custodian fee                                                         3,111
    Auditing fee                                                          5,050
    Printing                                                              2,486
    Amortization of organization expenses                                   919
    Legal fee                                                             1,570
    Miscellaneous                                                         2,460
                                                                      ---------
      Total expenses                                                  $  27,100
    Preliminary reduction of expenses by investment adviser             (15,142)
    Fees paid indirectly                                                   (245)
                                                                      ---------
      Net expenses                                                    $  11,713
                                                                      ---------
        Net investment income                                         $  14,407
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $ (40,534)
    Foreign currency transactions                                           626
                                                                      ---------
        Net realized loss on investments and foreign currency
          transactions                                                $ (39,908)
                                                                      ---------
  Change in unrealized depreciation -
    Investments                                                       $(224,319)
    Translation of assets and liabilities in foreign currencies            (270)
                                                                      ---------
        Net unrealized loss on investments and foreign currency
          transactions                                                $(224,589)
                                                                      ---------
    Net realized and unrealized loss on investments and foreign
      currency                                                        $(264,497)
                                                                      ---------
      Decrease in net assets from operations                          $(250,090)
                                                                      =========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                        Six Months Ended            Period Ended
                                                           June 30, 1998      December 31, 1997*
                                                             (Unaudited)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   14,407             $      432
  Net realized loss on investments and foreign
    currency transactions                                        (39,908)               (10,327)
  Net unrealized loss on investments                            (224,589)              (141,640)
                                                              ----------             ----------
    Decrease in net assets from operations                    $ (250,090)            $ (151,535)
                                                              ----------             ----------
Distributions declared to shareholders -
  From net investment income                                  $     (251)            $     --
                                                              ----------             ----------
    Total distributions declared to shareholders              $     (251)            $     --
                                                              ----------             ----------
Net increase in net assets from Fund share
  transactions                                                $  575,159             $1,500,000
                                                              ----------             ----------
    Total increase in net assets                              $  324,818             $1,348,465
Net assets:
  At beginning of period                                       1,357,065                  8,600
                                                              ----------             ----------
  At end of period (including accumulated
    undistributed net investment income of $14,388
    and $232, respectively)                                   $1,681,883             $1,357,065
                                                              ==========             ==========

* For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1997.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                      Six Months Ended                 Period Ended
                                                         June 30, 1998           December 31, 1997*
                                                           (Unaudited)
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $ 9.00                       $10.00
                                                                ------                       ------
Income from investment operations# -
  Net investment income(S)                                      $ 0.08                       $ --  (+)
  Net realized and unrealized loss on investments
    and foreign currency transactions                            (1.22)                       (1.00)
                                                                 -----                        -----
      Total from investment operations                          $(1.14)                      $(1.00)
                                                                ------                       ------
Less distributions declared to shareholders -
  From net investment income                                    $ --  (+)                      --
    Total distributions declared to shareholders                $ --                           --
                                                                ------                       ------
Net asset value - end of period                                 $ 7.86                       $ 9.00
                                                                ======                       ======
Total return                                                  (12.65)%++                   (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                       1.50%+                       1.50%+
  Net investment income                                          1.85%+                       0.16%+
Portfolio turnover                                                 32%                           8%
Net assets at end of period (000 omitted)                       $1,682                       $1,357

  * For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(+) Per share amount was less than $0.01 per share.
(S) The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at no more than 1.50% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                                         $(0.01)                      $(0.15)
    Ratios (to average net assets):
      Expenses##                                                 3.47%+                       5.92%+
      Net investment loss                                      (0.09)%+                     (4.26)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Series (the Series), is a diversified series of MFS Variable Insurance Trust(SM) (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were seven shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $10,127 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $27,064. The advisory agreements permit the adviser to engage one or more sub-adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $934,531 and $458,957, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $2,029,226
                                                                   ----------

Gross unrealized depreciation                                      $ (463,572)
Gross unrealized appreciation                                      $   97,613
                                                                   ----------
    Net unrealized depreciation                                    $ (365,959)
                                                                   ==========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                    Six Months Ended June 30, 1998        Period Ended December 31, 1997*
                                    ------------------------------        -------------------------------
                                      Shares              Amount            Shares              Amount
----------------------------------------------------------------------------------------------------------
Shares sold                           99,699            $925,916           150,000          $1,500,000
Shares issued to shareholders
  in reinvestment of distributions        27                 251             --                 --
Shares reacquired                    (36,490)           (351,008)            --                 --
                                     -------            --------           -------          ----------
  Net increase (decrease)             63,236            $575,159           150,000          $1,500,000
                                     =======            ========           =======          ==========

*For the period from the commencement of the Series' investment operations, October 16, 1997, through
 December 31, 1997.

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended June 30, 1998, was $5.


(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VEM-3 8/98 480